UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2014
Date of Report (Date of earliest event reported)

BALLROOM DANCE FITNESS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-138251	26-3994216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hillsboro Mile Suite 1004 Hillsboro Beach, Florida	33062
(Address of principal executive offices)	(Zip Code)

(954) 684-8288
Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINTIIVE AGREEMENT

The Board of Directors of Ballroom Dance Fitness Inc., a Florida corporation (the "Company") authorized the execution of that certain purchase agreement dated April 17, 2014 (the "Purchase Agreement") between Colleen Christman-Graver ("Seller") and the Company's wholly-owned subsidiary, Palm Beach Dance Challenge, LLC ("Palm Beach Dance"). In accordance with the terms and provisions of the Purchase Agreement, the Company acquired from the Seller for payment of consideration in the amount of $20,000 all of the right, title and interest in and to that certain license to the Palm Beach Dance Challenge, a sanctioned competition by The National Dance Council of America (the "License"). The License is for two annual competitions in the County of Palm Beach, Florida, to be held September 20, 2014 and January 24, 2015. Management believes that the competitions will include over one hundred professional dancers and students competing in over 1,000 dances judged by five professional instructors.

The terms and provisions of the Purchase Agreement further provide that the rights granted under the License are perpetual, that the Seller agrees to assist in the administrative transition until October 2014, and that the Seller will not be permitted to open another competition in a one hundred mile radius of the events or the Company's Plaza Ballroom.

Management believes that the License is critical to the development of its Ballroom Dance Studio, which acquisition was previously announced. The Company intends to hold evening dance parties and expand to six nights a week promoting dance events. The Company is creating a DVD focused on weight loss while learning six ballroom dances,which will be marketed as a TV infomercial and an Internet streaming video.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

Formation of Wholly-Owned Subsidiary

On February 4, 2014, the Company filed with the Florida Secretary of State articles of organization for Palm Beach Dance Challenge, LLC, a limited liability company ("Palm Beach"). Palm Beach is the wholly-owned subsidiary of the Company.

Trading Symbol

On April 22, 2014, the Company cleared its 15c2-11 with FINRA and received its trading symbol. The Company's trading symbol is "BLDZ" and trades on the OTCQB.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement dated April 17, 2014 between Colleen Christman-Graver and Palm Beach Challenege LLC .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLROOM DANCE FITNESS INC.
DATE: April 24, 2014	/s/ William Forhan Name: William Forhan Title: President

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